EXHIBIT 10.1


                                           TYCOM LTD.
                                    LONG TERM INCENTIVE PLAN

     SECTION 1.

     The purposes of this TyCom Ltd. Long Term Incentive Plan (the "Plan") are to promote the interests of TyCom Ltd. (together with any successor thereto, the "Company") and its shareholders by (i) attracting and retaining employees, directors and officers of the Company and its Affiliates, (ii) motivating such employees, directors and officers by means of performance-related incentives to achieve longer-range performance goals, and (iii) enabling such employees, directors and officers to participate in the long-term growth and financial success of the Company.

     SECTION 2. Definitions

     As used in the Plan, the following terms shall have the meanings set forth below:

     "Affiliate" shall mean a Parent and any corporation or other entity in which the Company possesses a direct or indirect ownership interest.

     "Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award, which may, unless otherwise specified therein, but need not, be executed or acknowledged by a Participant.

     "Award" shall mean any Option, Stock Appreciation Right, Performance Award, Dividend Equivalent, Restricted Stock Award or Other Stock Based Award.

     "Board" shall mean the Board of Directors of the Company.

     "Code" shall mean the U.S. Internal Revenue Code of 1986, as amended.

     "Committee" shall mean a committee of the Board designated by the Board to administer the Plan.

     "Companies Act" shall mean the Companies Act of 1981 of Bermuda (as amended).

     "Dividend Equivalent" shall mean any right granted under Section 6(d) of the Plan.

     "Director" shall mean a member of the Board.

     "Employee" shall mean any employee of the Company or of any Subsidiary, as determined by the Committee.


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     "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended.

     "Fair Market Value" shall mean the fair market value of Shares or other property determined by such methods or procedures as shall be established from time to time by the Committee.

     "Good Reason" shall mean, without an Employee's express written consent, the occurrence of any one or more of the following:

     (a) The assignment to Employee of duties inconsistent with Employee's authorities, duties, responsibilities and status as on officer of the Company, or a reduction or alteration in the nature or status of Employee's authorities, duties or responsibilities, from those in effect as o the Reference Date; other than an insubstantial and inadvertent act that is remedied by the Company promptly after receipt of notice thereof given by Employee;

     (b) The Company's requiring Employee to be based at a location in excess of 50 miles from Employee's principal job location or office immediately prior to the Reference Date; except for required travel on the Company's business to an extent consistent with Employee's business travel obligations immediately prior to the Reference Date;

     (c) A reduction by the Company of Employee's base salary as in effect on the Reference Date (other than pursuant to a reduction by a uniform percentage of the salary of all full-time domestic employees of the Company who are not subject to a collective bargaining agreement); or a reduction in Employee's short- term or long-term incentive compensation opportunities under the executive incentive compensation plans of the Company for which Employee is eligible as in effect on the Reference Date;

     (d) The failure by the Company to keep in effect compensation, retirement, health and welfare benefits, or perquisite programs under which Employee receives benefits substantially similar, in the aggregate, to the benefits under such programs as exist immediately prior to the Reference Date (other than pursuant to an equivalent reduction in such benefits of all full-time domestic employees of the Company who are not subject to a collective bargaining agreement); or the failure of the Company to meet the funding requirements, if any, of any of such programs; or

     (e) Any material breach by the Company of its obligations under any agreement with Employee or any failure of a successor of the Company to assume and agree to perform the Company's entire obligations under any agreement with Employee, provided that such successor has received at least ten days written notice of such failure from the Company or Employee.

     "Incentive Stock Option" shall mean an option intended to qualify under
Section 422 of the Code.

     "Misconduct" shall mean an action or actions that, individually or collectively, in the opinion of the committee, which opinion shall be conclusive, are willfully or wantonly harmful to the Company or a Subsidiary.

     "Non-qualified Stock Option" shall mean an option which is not an Incentive Stock Option.


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     "Option" shall mean an option granted under Section 6(a) of the Plan
(including an Option granted pursuant to Section 6(a)(v)).

     "Offering" shall mean the initial public offering of the Shares of the Company.

     "Offering Date" shall mean the date on which the Offering is effected.

     "Officer" shall mean an officer of the Company or any of its Subsidiaries.

     "Other Stock-Based Award" shall mean any right granted under Section 6(e) of the Plan.

     "Parent" shall mean a parent company (wherever incorporated), as defined by Section 86 of the Companies Act, of the Company.

     "Participant" shall mean any Employee, Director, Tyco Director or Officer granted an Award under the Plan.

     "Performance Award" shall mean any right granted under Section 6(c) of the Plan.

     "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

     "Restricted Period" shall mean the period designated by the Committee during which Restricted Stock is subject to restrictions on transfer.

     "Restricted Stock" shall mean Shares that are subject to restrictions as provided in Section 6(e) of the Plan.

     "SEC" shall mean the U.S. Securities and Exchange Commission, or any successor thereto.

     "Shares" shall mean the common shares of the Company, U.S. $0.25 par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

     "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

     "Subsidiary" shall mean a subsidiary company (wherever incorporated) as defined by Section 86 of the Companies Act or other business unit, whether or not incorporated, of the Company.

     "Tyco" shall mean Tyco International Ltd., a company incorporated in Bermuda.

     "Tyco Director" shall mean a member the board of directors of Tyco, but such persons will only be eligible for Awards during the period that the Company is a Subsidiary of Tyco.


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     SECTION 3. Administration

     The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Participant; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended, (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to an Award made under the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any Employee. Notwithstanding anything in this
Section 3 or elsewhere in the Plan to the contrary, the Board shall also have, and also have the right to exercise, unless and until a Change in Control has occurred, all power and authority that the Committee has.

     SECTION 4. Shares Available for Awards

     (a) Shares Available.

     The maximum number of Shares in respect of which Awards may be made under the Plan shall be 51,113,043 provided, however, that in the event (i) an Award in respect of Shares is settled for cash or expires or is terminated unexercised as to any Shares covered thereby, (ii) any Award in respect of Shares is cancelled or forfeited for any reason without the delivery of Shares,
(iii) any Option or other Award granted is exercised through the delivery of Shares, or (iv) tax obligations are satisfied through the delivery or withholding of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares not delivered in connection with any such Award or so surrendered, delivered or withheld. Subject to the requirements of applicable law, any Shares delivered by the Company, or any Shares with respect to which Awards are made by the Company, or any Shares with respect to which the Company becomes obligated to make Awards, through the assumption of, or in substitution for, outstanding awards previously granted by an entity of which the Company or a Subsidiary acquires a significant portion of its equity or from which it acquires a significant part or all of a business or its assets, shall not be counted against the Shares available for Awards under the Plan. Subject to the foregoing, Shares may be made available from the authorized and unissued Shares of the Company or from Shares reacquired by the Company, including shares purchased in the open market.


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     (b) Adjustments

     In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

     (c) Limitations

     No Participant shall be granted Awards in any fiscal year which exceed 5% of the aggregate number of Shares with respect to which Awards may be granted under the Plan.

     SECTION 5. Eligibility

     Any Employee, Director, Officer or Tyco Director shall be eligible to be designated a Participant.

     SECTION 6. Awards

     (a) Options

     The Committee is hereby authorized to grant to eligible Participants an option to purchase Shares (an "Option") which shall contain the following terms and conditions and such additional terms and conditions, which are not inconsistent with the provisions of the Plan, as the Committee shall determine. The Committee may grant Non-qualified Stock Options to any Participant. Incentive Stock Options may be granted only to Employees. Each Agreement shall designate each Option as an Incentive Stock Option or a Non-qualified Stock Option and shall contain such terms and conditions as the Committee, in its discretion exercised in accordance with the terms of the Plan, determines.

     (i) Exercise Price

     The purchase price per Share under an Option shall be not less than the Fair Market Value of a Share at the date of the grant.

     (ii) Time and Method of Exercise

     The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, Shares, outstanding Awards, other securities or other property, or any combination thereof, having


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a Fair Market Value on the exercise date equal to the relevant exercise price)
in which, payment of the exercise price with respect thereto may be made or deemed to have been made. Notwithstanding Section 6(g)(vii) below, if the payment of the exercise price is to be made in Shares, such Shares must have been purchased on the open market by the participant or, if not so purchased, must be held by the participant for six (6) months.

     (iii) Term of Option

     Except as otherwise determined by the Committee, Options granted under the Plan shall expire no later than ten (10) years from the date of grant or such other date as specified by the Committee and contained in the Agreement. For purpose of determining the expiration date of an option, an optionee shall not be considered terminated a long as he/she remains employed by the Company, any Subsidiary of the Company, the Parent, or any Subsidiary of the Parent.

     (iv) Incentive Stock Options

     Notwithstanding anything in this Section 6(a) to the contrary, no Incentive Stock Options shall be granted to any Employee who, at the time the Option is granted, owns (directly or indirectly within Section 424(d) of the Code) more than ten percent of the total combined voting power of all class of the shares of the Company, any subsidiary or parent corporation unless (x) the option price under such Option is at least 110% of the Fair Market Value of a Share on the date of grant, and (y) the Option expires no later than the day preceding the fifth anniversary of the date of grant.

     (b) Stock Appreciation Rights

     The Committee is hereby authorized to grant to eligible Participants a "Stock Appreciation Right", which shall consist of a right to receive the excess of (i) the Fair Market Value of one Share on the date the right is exercised or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise over (ii) the grant price (determined in the manner set forth below) of the right. A Stock Appreciation Right may be granted in tandem with an Option, in addition to an Option, or free standing and unrelated to an Option.


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          (i) Grant Price

     The grant price of a Stock Appreciation Right shall be not less than the Fair Market Value of a Share at the date of the grant, except that a Stock Appreciation Right granted in tandem with an Option may have a grant price equal to the exercise price of the Option, without regard to whether the Stock Appreciation Right and the Option are granted on the same day.

          (ii) Other Terms and Conditions

     Subject to the terms of the Plan and any applicable Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

     (c) Performance Awards

     The Committee is hereby authorized to grant to eligible Participants a "Performance Award," which shall consist of a right (i) denominated or payable in cash, Shares, other securities or other property (including without limitation, restricted securities) and (ii) which shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, such holder, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. The criteria with respect to which performance goals may be established include Share prices, market share, sales, earnings, earnings per share, earnings before income tax, cash flow and return on equity.

          (i) Terms and Conditions

     Subject to the terms of the Plan and any applicable Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award.

          (ii) Payment of Performance Awards

     Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee, on a deferred basis.

     (d) Dividend Equivalents

     The Committee is hereby authorized to grant to eligible Participants a "Dividend Equivalent", which shall consist of a right pursuant to which any such eligible Participant shall be entitled to receive payments equivalent to dividends with respect to a number of Shares determined by the Committee, and the Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested. Subject to the terms of


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the Plan and any applicable Agreement, such Awards may have such terms and conditions as the Committee shall determine.

     (e) Restricted Stock

     The Committee is hereby authorized to grant Restricted Stock, the restrictions (which will be set out in the Agreement for the Award) on which shall lapse in accordance with certain time-based and/or performance goals specified by the Committee, to selected Participants for such reasons and in such amounts as the Committee in its sole discretion, may determine. The criteria with respect to which performance goals may be established include Share prices, market share, sales, earnings, earnings per share, earnings before income tax, cash flow and return on equity. As a condition to any Award of Restricted Stock, the Committee may require a Participant to pay to the Company a non-refundable amount equal to, or in excess of, the par value of the shares of Restricted Stock awarded. Subject to such rules as the Committee may prescribe, upon a Participant's termination of employment prior to the end of the Restricted Period, all shares of Restricted Stock subject to such Restricted Period shall be forfeited by the Participant and returned to the Company.

          (i)   Restrictions

     During the Restricted Period, a Participant may not transfer any shares of Restricted Stock except as provided in Section 6(g)(iii) or as otherwise provided in the Agreement or Award under which the Restricted Stock is granted. Except as may otherwise be determined by the Committee, the Restricted Period shall be three (3) years from the date or grant.

         (ii)   No Other Restrictions

     Except as otherwise provided in this Section 6(e) or in an Agreement pursuant to which Restricted Stock is granted, Participants shall enjoy all other rights of ownership associated with the Restricted Stock, including, without limitation, the right to vote such Shares and to receive any dividends payable on such Shares.

     (f) Other Stock-Based Awards

     The Committee is hereby authorized to grant to eligible Participants an "Other Stock-Based Award", which shall consist of a right (i) which is other than an Award or right described in Section 6(a), (b), (c), (d) or (e) above and (ii) which is denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and any applicable Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award, which conditions may include satisfaction of performance goals relating to Share prices, market share, sales, earnings, earnings per share, earnings before income tax, cash flow and return on equity.

     (g) General

          (i)   Awards May be Granted Separately or Together


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     Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Subsidiary may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

         (ii)   Forms of Payment by Company Under Awards

     Subject to the terms of the Plan and of any applicable Agreement and the requirements of applicable law, payments or transfers to be made by the Company or a Subsidiary upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments denominated in Shares.

        (iii)   Limits on Transfer of Awards

     Subject to paragraph (viii) below:

                       (A) Each Award, and each right under any Award, shall be
                  exercisable only by the Participant during the Participant's lifetime, or, in the event of the Participant's incapacity, the Participant's legally appointed representative.

                       (B) No Award (prior to the time, if applicable, Shares
                  are issued or delivered in respect of such Award), and no right under any such Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of restricted securities, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and shall automatically make the Award unenforceable for all purposes.

         (iv)   Terms of Awards

     The term of each Award shall be for such period as may be determined by the Committee.


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          (v)   Share Certificates

     All certificates for Shares or other securities of the Company or any Subsidiary delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding the foregoing, no action shall be taken by the Committee which would, under the laws of Bermuda, cause a separate class of securities other than Shares to be created and the Committee shall consult with appropriate legal counsel in this regard.

         (vi)   Consideration for Grants

     Awards may be granted for no cash consideration, for such nominal cash consideration as may be required by applicable law or for such greater amount as may be established by the Committee.

        (vii) Delivery of Shares or Other Securities and Payment by Participant of Consideration

     No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid at or prior to such delivery pursuant to the Plan or the applicable Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, provided that the combined value, as determined by the Committee, of all cash and cash equivalent and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Agreement (and provided that in the case of payment in Shares or other Securities of the Company, the Committee is satisfied that the relevant requirements of the Companies Act have been satisfied).

         (viii) Committee Discretion to Remove or Amend Restrictions on Transferability

     Notwithstanding the provisions of paragraph (iii) above and any other restrictions on transferability of Awards referred to in this Plan, the Committee may, in its discretion, either generally or specifically, prospectively or retroactively, (a) grant Awards without limits on transferability thereof or with such limits on transferability as the Committee may deem appropriate in the circumstances, and (b) waive, amend, alter, suspend, discontinue, cancel or terminate any limits on transferability of Awards on such terms as the Committee may deem appropriate; provided, however, that any of the acts described in clause (b) of this paragraph that would materially impair the rights of any Participant, or any holder or any beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

     SECTION 7. Amendment and Termination


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     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Agreement or in the Plan:

     (a) Amendments to the Plan

     The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, except as provided by Section 9, any such amendment, alteration, suspension, discontinuation, or termination that would impair the rights of any Participant, or any other holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary and provided further that notwithstanding any other provision of the Plan or any Agreement, no such amendment, alteration, suspension, discontinuation, or termination shall be made that would otherwise cause the Plan to cease to comply with any applicable law or regulatory requirement with respect to which the Board determines compliance is necessary or desirable. Notwithstanding the foregoing, the Committee may amend the Plan, in its sole discretion, for the purpose of causing the Plan to comply with any applicable law or regulatory requirement. In addition, except for amending the number of shares available for Awards under Section 4(a)(i) of the Plan, the Committee may also make other amendments to the Plan; provided, however, that no such amendment may materially change the underlying policy reflected by the Plan.

     (b) Amendments to Awards

     The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or beneficiary of an Award; provided that, subject to the Committee's right to cancel and rescind an Award pursuant to Section 9 and the Committee's right to adjust Awards pursuant to Section 6(g)(viii) and Section 7(c) and (d), (i) any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially impair the rights of any Participant, or any holder or beneficiary of any Award theretofore granted, shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; (ii) no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially increase the rights of any Participant or any holder or beneficiary of any Award shall be effective unless the Award, after giving effect to such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination, could have been granted under the terms of the Plan (without regard to this Section 7(b)); and (iii) an outstanding option shall not be amended to reduce its original exercise price other than in connection with a transaction described in Section 4(b), Section 7(c) or 7(d).

     (c) Adjustments of Awards Upon Certain Acquisitions

     In the event the Company or any Subsidiary shall assume outstanding employee awards or the right or obligation to make future employee awards in connection with the acquisition of another corporation or business entity or assets of any such corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as


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it shall deem appropriate in order to achieve reasonable comparability, or other equitable relationship between the assumed awards and the Awards as so adjusted.

     (d) Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events

     The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Subsidiary, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, or to be derived by the Company.

     SECTION 8. Change of Control

     (a) Except as otherwise determined by the Committee at the time of grant of an Award, in the event of a Change of Control, each outstanding Award shall be assumed or an equivalent Award or right shall be substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Awards at the time of the Change of Control, all Awards granted under this Plan will become fully vested and exercisable. If outstanding Awards are assumed or substituted upon a Change of Control and the Employee is terminated other than for Misconduct by the successor corporation or its parent or subsidiary at any time after a Change of Control, all Awards held by such Employee shall fully vest and be immediately exercisable as of the date of such termination. All Awards granted under this Plan shall be fully vested and exercisable upon a Change of Control for any non-employee Director, any non-employee Tyco Director, any Employee who is a co-employee of the Company and Tyco, and any Employee not offered employment by the successor corporation. If Awards become fully vested and exercisable and the Shares of the Company are no longer traded on a recognized national or international securities exchange, Participants who hold outstanding Options and other Awards payable in Shares of the Company will be entitled to receive a cash payment equal to the amount such Participant would have received had such Participant exercised and sold the Shares underlying the applicable Award on the last practicable date prior to the Change of Control.

     (b) A "Change of Control" shall mean the occurrence of any of the following events:

               (i) any "person" or "group" (as defined under Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act")) is or becomes the direct or indirect "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), of securities representing 50% or more of the combined voting power of the Company's then outstanding voting securities other than in connection with a merger, amalgamation, scheme of arrangement or other combination pursuant to which the shareholders of the Company immediately prior to such event beneficially own 50% or more of the voting rights exercisable generally of any such person which is an entity;


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


               (ii) such time as the Continuing Directors (as defined below) cease for any reason, other than death , incapacity or retirement of a Director, to constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board who (A) was a member of the Board on the Offering Date or
          (B) was nominated or elected subsequent to such date by at least a majority of the Directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the Directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from clause (B) any individual whose election to the Board occurred at or as a result of a special general meeting of the Company requisitioned pursuant to
          Section 74 of the Companies Act or otherwise as a result of action taken by or on behalf of a person other than the Board;

               (iii) any "person" or "group" (other than an employee benefit plan or plans maintained by the Company or its Affiliate) comes to possess, directly or indirectly, the legal right to direct the management and policies of the Company, whether through the ownership of securities, by contract or otherwise (other than solely by virtue of membership on the Board or any committee thereof); or

               (iv) a merger, amalgamation, scheme of arrangement or other combination of the Company with or into another person or any analogous or similar transaction or event occurs as a result of which the voting rights exercisable at general meetings of the Company in respect of the shares of the Company in issue immediately prior to the relevant event no longer represent a majority of all the voting rights normally exercisable at general meetings of the Company (or, if the Company is acquired by another entity in connection with such event, of such entity) in respect of the shares of the Company (or, if the Company is acquired by another entity in connection with such event, of the securities of such entity) in issue immediately after such event;

provided, however, that the Offering and any subsequent offering or series of offerings of the Shares of the Company on an established securities market or exchange or any distribution of Shares by the Parent, whether by dividend, spin- off or otherwise, shall not be considered a "Change of Control."

     SECTION 9. Cancellation and Recission of Awards

     Unless the Agreement specifies otherwise, the Committee may cancel any vested, nonvested, unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all other applicable provisions of the Agreement, the Plan and with the following conditions:

     (a) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Chairman of the Board or the chief executive officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For a Participant whose employment has terminated, the judgment of the Chairman of the Board or the chief executive officer shall be based on the Participant's position and responsibilities while employed by the Company, the Participant's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors of the Participant's assuming the post-employment position, and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than 10 percent equity interest in the organization or business.

     (b) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

     (c) For purposes of paragraphs (a) and (b) of this Section 9, the term Company should include any Affiliate of the Company.

     SECTION 10. General Provisions

     (a) No Rights to Awards

     No Employee, Director, Tyco Director, Officer, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Directors, Tyco Directors, Participants, Officers or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient. No Participant shall have the rights of a shareholder with respect to any Award unless and until Shares have been issued and his name entered in the Company's register of members as the holder of such Shares.

     (b) Delegation

     Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Subsidiary, or to a committee of such officers or managers, the authority, subject to the terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company or Tyco Directors for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section.

     (c) Withholding

     The Company or any Affiliate is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

     (d) No Limit on Other Compensation Arrangements

     Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

     (e) No Right to Employment

     Neither the Company nor any Affiliate is obligated by or as a result of the Plan to continue the Participant in employment and the Plan shall not interfere in any way with the right of the Company or any Affiliate to terminate the employment of the Participant at any time.

     The grant of an Award does not entitle the Participant to any benefits other than that granted under this Plan. Any benefits granted under this Plan are not part of the Participant's ordinary salary, and shall not be considered as part of such salary in the event of severance, redundancy or resignation. Participant understands and accepts that the benefits granted under the Plan are entirely at the grace and discretion of the Company and that the Board retains the right to amend or terminate the Plan at any time in accordance with
Section 7 of the Plan.

     (f) Governing Law

     The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of Bermuda; except that any references to the laws of the United States shall be interpreted in accordance with relevant United States law. In addition, the Committee may amend the terms of the Plan and any Awards or Agreement in order to comply with the laws of Bermuda or the laws of any other applicable jurisdiction.

     (g) Severability

     If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

     (h) Additional Powers

     The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

     (i) No Trust or Fund Created

     Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary.

     (j) No Fractional Shares

     No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (k) Headings

     Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     SECTION 11. Effective Date of the Plan

     This amended Plan shall be effective as of the date of its approval by the Board, subject to the approval of the shareholders of the Company.

     SECTION 12. Term of the Plan

     This Plan will remain in effect until the Board, subject to Section 7, decides to terminate it. However, unless otherwise expressly provided in the Plan or in an applicable Agreement, any Award granted before the date the Plan is terminated may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond such date.


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